UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2018

PSEG POWER LLC
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-34232 (Commission File Number)	22-3663480 (I.R.S. Employer Identification No.)
80 Park Plaza
Newark, New Jersey 07102
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether any of the registrants is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]
If an emerging growth company, indicate by check mark if such registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01. Other Events

On June 6, 2018, PSEG Power LLC (“Power”) completed a public offering of $700 million aggregate principal amount of its 3.850% Senior Notes due 2023 (the “Notes”). The Notes are fully and unconditionally guaranteed, on a joint and several basis (the “Guarantees”), by PSEG Energy Resources & Trade LLC, PSEG Fossil LLC and PSEG Nuclear LLC (collectively, the “Guarantors”). The Notes were offered and sold by Power pursuant to a registration statement on Form S-3 (File No. 333-221640) (the “Registration Statement”) and the related Prospectus dated November 17, 2017 and Prospectus Supplement dated June 4, 2018. The Notes were issued pursuant to an underwriting agreement (the “Underwriting Agreement”), dated June 4, 2018, among Power, the Guarantors and Barclays Capital Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters (collectively, the “Underwriters”). Pursuant to the Underwriting Agreement and subject to the terms and conditions expressed therein, Power agreed to sell the Notes to the Underwriters, and the Underwriters agreed to purchase the Notes for resale to the public. The Underwriting Agreement is filed as Exhibit 1 hereto.

In connection with the offering of the Notes, Power is filing herewith as Exhibit 5 an opinion of Tamara L. Linde, Executive Vice President and General Counsel of Power, addressing the legality of the Notes and the Guarantees. Such opinion is incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits

Exhibit 1	Underwriting Agreement, dated June 4, 2018, among PSEG Power LLC, PSEG Energy Resources & Trade LLC, PSEG Fossil LLC and PSEG Nuclear LLC and Barclays Capital Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters.
Exhibit 5	Opinion of Tamara L. Linde, Executive Vice President and General Counsel of PSEG Power LLC, addressing the legality of the Notes and the Guarantees.
Exhibit 23	Consent of Tamara L. Linde, Executive Vice President and General Counsel of PSEG Power LLC (included in Exhibit 5).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PSEG POWER LLC (Registrant)
By:	/s/ Stuart J. Black
Stuart J. Black Vice President and Controller (Principal Accounting Officer)

Date: June 6, 2018